SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant X
Filed by a Party other than the Registrant ___
Check the appropriate box:
__	Preliminary Proxy Statement
__	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
X	Definitive Proxy Statement
__	Definitive Additional Materials
__	Soliciting Material Pursuant to §240.14a-12

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Name of Registrant as Specified In Its Charter)
_______________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
X	No fee required
__	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
1)	Title of each class of securities to which transaction applies: _____________________________________.
2)	Aggregate number of securities to which transaction applies: ____________________________________.
3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): __________________________________.

4)	Proposed maximum aggregate value of transaction: ______________________________________________________________.
5)	Total fee paid: __________________________.

__	Fee paid previously with preliminary materials
__
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: _______________________.
2)	Form, Schedule or Registration Statement No.: _________________________.
3)	Filing Party: _____________________________________.
4)	Date Filed: _______________________________.

January 28, 2014

To the Members of Southwest Iowa Renewable Energy, LLC:

The 2014 Annual Meeting of Members of our Company will be held on Friday, March 21, 2014, at 1:00 p.m. Central Daylight Time at the City of Treynor Community Center, 11 West Main Street, Treynor, Iowa 51575.

Details of the business to be conducted at our 2014 Annual Meeting of Members are provided in the attached Notice of Annual Meeting of Members and Proxy Statement.

A Notice of Internet Availability of Proxy Materials (which includes information about the proxy card, proxy statement, notice of annual meeting and our 2013 annual report (the “Proxy Materials”)) was mailed to our members today, and the Proxy Materials have been posted on our website at www.sireethanol.com.  We urge all members to access the Proxy Materials, print the proxy card, fill it out and send it to us to count your votes for the 2014 Annual Meeting of Members.  We will also mail proxy cards to all members on or about February 10, 2014.  If you attend the 2014 Annual Meeting of Members in March, you may nevertheless revoke the proxy and vote in person even though you previously mailed the proxy card.

Your vote is very important as always, but especially so this year as your vote is needed for important amendments to our Operating Agreement which have been recommended by our Board.   Please use this opportunity to take part in the affairs of your company.  It is important that your units be represented at the meeting whether or not you are personally in attendance, and I urge you to review carefully the proxy statement and access the proxy card at our website, then sign, date and return it at your earliest convenience.  I look forward to meeting with you and with our directors and officers, reporting our activities and discussing the Company’s business.  I hope you will be present.

Very truly yours,

/s/ Brian T. Cahill
Brian T. Cahill
President and General Manager

®

___________________________
NOTICE OF 2014 ANNUAL MEETING OF MEMBERS
to be held on March 21, 2014
___________________________

To the Members of Southwest Iowa Renewable Energy, LLC:

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Members (the “2014 Annual Meeting”) of Southwest Iowa Renewable Energy, LLC will be held on Friday, March 21, 2014, at 1:00 p.m. Central Daylight Time at the City of Treynor Community Center, 11 West Main Street, Treynor, Iowa 51575.  The purposes of the meeting are to:

(1)	Elect one Series A Director to serve until the 2018 Annual Meeting of Members or until his successor shall be elected and qualified;

(2)
Amend and restate Section 5.3(e) of our Third Amended and Restated Operating Agreement dated July 17, 2009 (the “Operating Agreement”) to supplement and clarify the nomination process for directors of the Company and the requirements of members making director nominations and to incorporate current best practices relating to director nominations into our Operating Agreement;

(3)
Amend and restate Section 6.6 of our Operating Agreement and add a new Section 6.11 to our Operating Agreement to clarify and supplement the process for members to bring business before the annual meetings of members and submitting member proposals and to incorporate current best practices relating to member proposals into our Operating Agreement;

(4)	Conduct an advisory vote on executive compensation;

(5)	Conduct an advisory vote on the frequency of holding future advisory votes on executive compensation; and

(6)	Transact such other business as may properly come before the meeting and any adjournment thereof.

Our Board of Directors has fixed the close of business on January 20, 2014 as the record date for determining the members entitled to notice of and to vote at the 2014 Annual Meeting and any adjournment thereof.  Holders of our Series A, B and C Units are entitled to vote at the 2014 Annual Meeting on the basis of one vote for each unit held, though only the holders of Series A Units may vote to elect the Series A Director nominated for election at the 2014 Annual Meeting.  Directions to the 2014 Annual Meeting location may be found at www.sireethanol.com.

Your vote is very important and our Board of Directors desires that all members be present or represented at the 2014 Annual Meeting.  Even if you plan to attend in person, please date, sign and return the proxy card located on our website at www.sireethanol.com or included in the printed proxy materials mailed to you if you requested printed materials, at your earliest convenience so that your units may be voted.  If you do attend the meeting in March, you retain the right to vote even though you mailed the enclosed proxy card.  The proxy card must be signed by each registered member exactly as set forth on the proxy card.

By Order of the Board of Directors

/s/ Theodore V. Bauer
Theodore V. Bauer,
Secretary
Council Bluffs, Iowa
January 28, 2014

10868 189th Street, Council Bluffs, IA 51503
____________________________

PROXY STATEMENT

FOR ANNUAL MEETING OF MEMBERS
TO BE HELD MARCH 21, 2014

_____________________________

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Southwest Iowa Renewable Energy, LLC, an Iowa limited liability company (the “Company,” “SIRE,” “we,” or “us”), of proxies to be voted at the Annual Meeting of Members to be held on March 21, 2014, or any adjournment thereof (the “2014 Annual Meeting”).  A copy of our annual report to members, including our annual report on Form 10-K for the fiscal year ended September 30, 2013 (“Fiscal 2013”), which includes our financial statements for Fiscal 2013 (the “Annual Report”), accompanies this Proxy Statement.  Beginning on or about January 28, 2014, we made this Proxy Statement available to our members.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE MEMBERS’ MEETING TO BE HELD ON MARCH 21, 2014

Our Proxy Statement and Annual Report are also available online at
www.sireethanol.com

Internet Availability of Proxy Materials

Under the U.S. Securities and Exchange Commission’s “notice and access” rules, we have elected to use the Internet as our primary means of furnishing proxy materials to our members. Consequently, most members will not receive paper copies of our proxy materials. We instead sent our members a Notice of Internet Availability of Proxy Materials (“Internet Availability Notice”) containing instructions on how to access this Proxy Statement and our Annual Report via the Internet. The Internet Availability Notice also included instructions on how to receive a paper copy of your proxy materials, if you so choose. If you received your annual meeting materials by mail, your proxy materials, including your proxy card, were enclosed. We believe that this process expedites members’ receipt of proxy materials, lowers the costs of our 2014 Annual Meeting and helps to conserve natural resources.

This Proxy Statement, the Notice of the 2014 Annual Meeting, proxy card, and our Annual Report may be requested by calling (877) 776-5999, emailing proxy@sireethanol.com or accessing www.sireethanol.com and clicking on the “Investor Relations” tab.

PURPOSES OF THE MEETING

The purposes of the 2014 Annual Meeting are to:

(1)	Elect one Series A Director to serve until the 2018 Annual Meeting of Members or until his successor shall be elected and qualified;

(2)
Amend and restate Section 5.3(e) of our Third Amended and Restated Operating Agreement dated July 17, 2009 (the “Operating Agreement”) to supplement and clarify the nomination process for directors of the Company and the requirements of members making director nominations and to incorporate current best practices relating to director nominations into our Operating Agreement;

(3)
Amend and restate Section 6.6 of our Operating Agreement and add a new Section 6.11 to our Operating Agreement to clarify and supplement the process for members to bring business before the annual meetings of members and submitting member proposals and to incorporate current best practices relating to member proposals into our Operating Agreement;

(4)	Conduct an advisory vote on executive compensation;

(5)	Conduct an advisory vote on the frequency of holding future advisory votes on executive compensation; and

(6)	Transact such other business as may properly come before the meeting and any adjournment thereof.

Our Board unanimously recommends that the holders of our Series A Units (the “Series A Members”) vote FOR the election of the Series A Director nominee named under the section entitled “Proposal 1 – Election of Series A Director, Series A Director Nominee” and that all members vote FOR the proposals regarding the amendment and restatement of Section 5.3(e) of our Operating Agreement (Proposal 2), the amendment and restatement of Article 6 of our Operating  (Proposal 3) and the advisory vote on executive compensation (Proposal 4) and with respect to Proposal 5, the frequency of future advisory votes on executive compensation, our Board unanimously recommends an advisory vote on executive compensation EVERY YEAR.

VOTING, VOTING SECURITIES AND PRINCIPAL UNIT HOLDERS

General

The record date for holders of units entitled to notice of, and to vote at, the 2014 Annual Meeting is the close of business on January 20, 2014 (the “Record Date”).  As of the Record Date, we had outstanding and entitled to vote at the 2014 Annual Meeting 8,810 Series A Units, 3,334 Series B Units and 1,000 Series C Units.

Proxy Voting

In deciding all questions, members are entitled to one vote, in person or by proxy, for each unit, regardless of class or series, held in the member’s name at the close of business on the Record Date (though only Series A Members may vote for the election of the Series A Director).  Your units will be voted in accordance with the instructions you indicate when you submit your proxy card.  If you submit a proxy card, but do not indicate your voting instructions, your units will be voted as follows:

●	FOR the election of the Series A Director nominee listed in this Proxy Statement (for Series A Members);
●	FOR the amendment and restatement of Section 5.3(e) of our Operating Agreement;
●	FOR the amendment and restatement of Section 6.6 of our Operating Agreement and the addition of a new Section 6.11 to our Operating Agreement;
●	FOR the approval, on an advisory basis, of our executive compensation; and
●	EVERY YEAR with respect to the proposal regarding an advisory vote on the frequency of future advisory votes on executive compensation.

As to any other business as may properly come before the 2014 Annual Meeting or any adjournment or postponement thereof, proxies will be voted (for all members) at the discretion of the proxy holders in a manner that they consider being in the best interests of the Company.

Voting by Mail

By signing and returning the proxy card according to the instructions provided, you are enabling the individuals named on the proxy card, known as “proxies,” to vote your units at the 2014 Annual Meeting in the manner you indicate.  We encourage you to sign and return the proxy card even if you plan to attend the 2014 Annual Meeting.  In this way your units will be voted even if you are unable to attend the meeting. If you attend the 2014 Annual Meeting in March, you may nevertheless revoke the proxy and vote in person even though you previously mailed the proxy card.

Voting in Person at the Meeting

If you plan to attend the 2014 Annual Meeting and vote in person, we will provide you with a ballot at the meeting.  If your units are registered directly in your name, you are considered the unit holder of record, and you have the right to vote in person at the 2014 Annual Meeting.  If your units are held in the name of your broker or other nominee, you are considered the beneficial owner of units held in your name.  In that case, if you wish to vote at the 2014 Annual Meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote these units. If you attend the 2014 Annual Meeting in March, you may nevertheless revoke the proxy and vote in person even though you previously mailed the proxy card.

Revocability of Proxies

A member who has submitted a proxy card may revoke the proxy prior to its exercise either by giving written notice of revocation to the Secretary of the Company or by providing a duly executed proxy card bearing a later date. Attendance in person at the 2014 Annual Meeting does not itself revoke a proxy; however, any member who attends the 2014 Annual Meeting may revoke a previously submitted proxy by voting in person.  If you are the beneficial owner of your units and not the holder of record, you will need to contact your bank, brokerage firm, trustee or other nominee to revoke any prior voting instructions.

Quorum and Abstentions

The presence, in person or by proxy, of the holders of at least twenty-five percent (25%) of the units outstanding and entitled to vote at the 2014 Annual Meeting is necessary to constitute a quorum.  Because the proxy card states how the units will be voted in the absence of instructions by the member, executed proxy cards bearing no instructions by the member will be counted as present for quorum purposes and for the purpose of voting on each proposal presented at the 2014 Annual Meeting.

Abstentions or proxies or ballots marked to “withhold authority” will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of units present in person or by proxy at the 2014 Annual Meeting with respect to each proposal. Pursuant to Section 6.15 of our Operating Agreement, the affirmative vote of the members voting interests represented at a meeting and entitled to vote on the matter constitutes the act of the members unless a greater or lesser proportion or amount is required under our Operating Agreement.  As a result, proxies or ballots which are marked to “abstain” or “withhold authority” will be counted for purposes of voting for the each proposal and will count as a vote against each proposal.

Unit Ownership of Management and Certain Beneficial Owners

The following table provides certain information as of December 31, 2013, with respect to the unit ownership of: (i) those persons or groups (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who beneficially own more than 5% of any series of units, (ii) each director of the Company, (iii) each Named Executive Officer of the Company (as defined in the “Summary Compensation Table” below) and (iv) all officers and directors of the Company, seven in number, as a group.  The percentages in the table below are based on 8,810 Series A Units, 3,334 Series B Units, and 1,000 Series C Units issued and outstanding as of December 31, 2013. Unless otherwise provided, the address of those in the following table is 10868 189th Street, Council Bluffs, Iowa 51503.  Except as noted below, the persons listed below possess sole voting and investment power over their respective units.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Directors and Executive Officers:
Series A	Theodore V. Bauer	36 Units 1	0.41%
Series A	Hubert M. Houser	54 Units 2	0.61%
Series A	Karol D. King	29 Units 3	0.33%
Series A	Michael K. Guttau	12 Units 4	0.14%
--	Brian T. Cahill	-0-	--
--	Brett L. Frevert	-0-	--
--	Aaron A. Meyerle5	-0-	--

--	Andrew J. Bulloch6	-0-	--
--	Matthew H. Gibson7	-0-	--
Series A	All Officers and Directors as a Group	131 Units	1.49%
Other Members8:
Series B	Bunge North America, Inc.	3334 Units	100%
Series C	ICM, Inc.	1000 Units	100%
Series A	ICM Inc.	18 Units	0.20%
____________________________________
1  These Series A Units are owned jointly by Mr. Bauer and his spouse.
2  These Series A Units are owned jointly by Mr. Houser and his spouse.
3  These Series A Units are owned jointly by Mr. King and his spouse.
4  These Series A Units are owned jointly by Mr. Guttau and his spouse.
5  Mr. Meyerle was appointed as a director effective July 1, 2013 upon the resignation of Mr. Tom J. Schmitt.
6  Mr. Bulloch was appointed as a director effective August 20, 2013 upon the resignation of Mr. Gregory P. Krissek.
7  Mr. Gibson was appointed as a director effective November 1, 2013 upon the resignation of Mr. C. Bailey Ragan.
8  The table above does not reflect any units which may be issued to Bunge and ICM, respectively, under the terms of the convertible debt owed to them.

PROPOSAL 1
ELECTION OF SERIES A DIRECTOR

One Series A Director is to be elected at the 2014 Annual Meeting.  The Series A Director nominee elected at the 2014 Annual Meeting will serve until the 2018 Annual Meeting of Members or until his successor shall be elected and qualified.

The proxies named in the proxy card intend to vote FOR the election of the nominee named below for Series A Director of the Company to serve until the 2018 Annual Meeting of Members or until his successor shall be elected and qualified, unless otherwise properly indicated on such proxy card.  If the nominee shall become unavailable for any reason, the proxies named in the proxy card are expected to consult with our Board in voting the units represented by them at the 2014 Annual Meeting.  Our Board has no reason to doubt the availability of the nominee and no reason to believe the nominee will be unable or unwilling to serve the entire term for which election is sought.

The name of the Series A Director nominee, along with certain information concerning such nominee is set forth below under the section entitled “Series A Director Nominee.”

Series A Director Nominee

The Series A Director nominee to be elected at the 2014 Annual Meeting to serve a four-year term is Mr. Hubert M. Houser, age 71.  Mr. Houser has been a Series A Director since 2005 and is the Chair of our Board’s Nominating Committee and a member of our Board’s Risk Management Committee.

Mr. Houser is a lifetime owner of a farm and cow-calf operation located near Carson, Iowa.  Mr. Houser has served in the Iowa Legislature since 1993, first in the House of Representatives and currently in the Senate.  Mr. Houser also served on the Pottawattamie County Board of Supervisors from 1979 to 1992, served as a director of the Riverbend Industrial Park and was a founder of the Iowa Western Development Association and Golden Hills RC&D.

Mr. Houser meets the “independent director” standards applicable to companies listed on the NASDAQ Capital Market (though our units are not listed on any exchange or quotation system).  Mr. Houser does not serve as a director of any other company having a class of securities registered under Section 12 of the Exchange Act, or subject to Section 15(d) of the Exchange Act, nor does he serve as a director of an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).   Mr. Houser’s address is 10868 189th Street, Council Bluffs, Iowa 51503.

Additional information regarding our Board and our Series A, Series B and Series C Directors is set forth below under the sections entitled “Board of Directors and Corporate Governance.”

Vote Required

Members may not vote for more than the one Series A Director nominee above. To be elected a Series A Director, the nominee must receive the favorable vote of the majority of Series A Units entitled to vote and represented in person or by proxy at the 2014 Annual Meeting.  Because a majority of units entitled to vote on the matter is required to approve Proposal 1, proxies or ballots marked to “withhold authority” will be treated as a vote against this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE SERIES A MEMBERS VOTE “FOR” THE ELECTION OF MR. HUBERT M. HOUSER AS SERIES A DIRECTOR FOR A FOUR-YEAR TERM.

PROPOSAL 2
AMENDMENT AND RESTATEMENT OF SECTION 5.3(E) OF THE OPERATING AGREEMENT

Our Board of Directors has determined that it is in the best interest of the Company and its members to amend and restate Section 5.3(e) of the Operating Agreement to clarify and supplement the nomination process for directors of the Company and the requirements of members making director nominations and to incorporate current best practices relating to director nominations into the Operating Agreement.  Our Board believes that the proposed amendments to Section 5.3(e) will accomplish the following:

1.      Clarify the following:  (A) that nominations for directors may only be made at an annual meeting of members, and (B) that the process set forth in the Operating Agreement relating to member nominations for directors is the exclusive means for members to nominate directors.

2.      Supplement and clarify the specific requirements applicable to the member making the nomination including a requirement that such member comply with the nomination process set forth in the Operating Agreement.  The proposed amendments require the nomination notice to include additional information regarding the member making the nomination including details regarding the beneficial ownership of the member, persons controlling or acting in in concert with the member and any persons controlling, controlled by or under common control with the member. Essentially this request for information is to elicit whether the member is representing a group of members.  In addition, the proposed amendments require the member making the nomination to specifically disclose whether the member intends to deliver a proxy statement to members or conduct a proxy solicitation in support of the member’s nominee.

3.      Modify the advance notice requirements for making any Series A director nominations from a single deadline which is 120 days prior to the one year anniversary of the date on which the Company delivered the prior year’s proxy statement or notice of annual meeting to incorporate an advance notice window which represents current best practice.  The proposed advance notice window provides that director nominations must be received by the Company not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding year’s annual meeting of members.

4.      Supplement and clarify the requirements for an eligible nominee including disclosure of any voting agreements, arrangements or commitments the nominee may have agreed to regarding how the nominee will vote on any issues or questions.

5.      Incorporate current best practices relating to advance notice provisions and procedures relating to member nominations for directors.

Our Board proposes to amend and restate Section 5.3(e) of the Operating Agreement as set forth below.  Language that is in bold is the language that our Board proposes to add to Section 5.3(e) and the language with the strikethrough our Board proposes to remove from Section 5.3(e).  Language that is in italics and is either underlined or has a strikethrough is original language from Section 5.3(e) that our Board proposes to move within the amended and restated provisions of Section 5.3(e).

           (e)           Nominations for a Director position up for election or re-election may only be made at an annual meeting of Members (i) pursuant to the Company’s notice of such meeting, (ii) by or at the direction of the Directors of the Company in accordance with the terms of this Agreement, or (ii) by any Member in accordance with the provisions of this Section 5.3(e).  The provisions of this Section 5.3(e) shall be the exclusive means for a member to make nominations for a Director position at an annual meeting of Members.  A Person shall not be eligible for election or re-election as a Director at an annual meeting unless the Person is nominated in accordance with the provisions of this Section 5.3.

(i)
Nominees for a Director position up for election by any Series of Units shall be named by the then-current Directors elected by the particular Series of Units or by a nominating committee established by the Directors elected by the particular Series of Units.

(ii)
Nominations may also be made by any Member entitled to vote in the election of Directors of the particular Series of Units to be elected; provided, however, that the Member making the nomination (A) is a Member of record at the time of the nomination (or at the time of giving notice, if applicable, pursuant to Section 5.3(e)(iii) below), (B) is entitled to vote for the election of Directors at such annual meeting, and (C) complies with the applicable procedures set forth in this Section 5.3(e). All nominations by Members for Series A Directors must be made pursuant to timely notice in proper written form to the Company in accordance with Section 5.3(e)(iii) below.

(iii)
~~Nominees for a Director position up for election by any Series of Units shall be named by the then-current Directors elected by the particular Series of Units or by a nominating committee established by the Directors elected by the particular Series of Units.  Nominations may also be made by any Member entitled to vote in the election of Directors of the particular Series of Units to be elected.~~ Any Member that intends to nominate a Person for election as a Series A Director may do so only if written notice of such Member’s intent to make such nomination is ~~given one hundred twenty (120) calendar days prior to the one year anniversary of the date on which the Company delivered the prior year’s proxy statement or notice of annual meeting to Series A Members.  Provided, however, that for the first election of Series A Directors, such notice shall be delivered not less than thirty (30)~~ delivered to or mailed and received at the principal executive offices of the Company not less than 90 calendar days nor greater than 120 calendar days prior to the first anniversary of the ~~date of special or annual meeting of the Members at which the election will be held~~ immediately preceding year’s annual meeting of Members; provided, however, that if the date of the annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the preceding year’s annual meeting, notice by the Member to be timely must be so delivered not later than the  close of business on the later of (i) the 90th calendar day prior to such annual meeting and (ii) the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. For purposes of this Section 5.3(e)(iii) and  Section 6.11, “public disclosure” means disclosure in a press release reported by a national news service or in a document filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act or furnished by the Company to Members.  Each such notice shall set forth:  (i) the name and address of the Member who intends to make the nomination and the name and principal business address of all (A) Persons controlling, directly or indirectly, or acting in concert with, such Member, (B) beneficial owners of Units owned of record or beneficially by such Member (with the term “beneficial ownership” as used herein to have the meaning given to that term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) and (C) Persons controlling, controlled by, or under common control with, any Person specified in the foregoing clause (A) or (B) (with the term “control” as used herein to have the meaning given to that term in Rule 405 under the Securities Act of 1933, as amended) (any such Person or beneficial owners set forth in the foregoing clauses (A), (B) and (C) shall be a “Member Associated Person” for purposes of this Section 5.3(e)); (ii) a representation that the Member is a holder of record of Series A Units entitled to vote at such meeting and intends to appear in Person or by proxy at the meeting to nominate the Person specified in the notice; (iii) the name, age, address and principal occupation/employment of each nominee; (iv) a description of all arrangements or understandings between the Member ~~and~~, each nominee, each Member Associated Person and any other Person(s) pursuant to which such nominations are to be made; (v) the series or class and number of Units owned beneficially and of record by the Member giving the notice and each Member Associated Person (vi) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission

~~; (vi)~~ had the nominee been nominated or intended to be nominated by the Directors (whether or not the Member making the nomination intends to deliver a proxy statement or conduct a proxy solicitation); (vii) the consent of each nominee to serve as a Series A Director if so elected; and ~~(vii)~~ (viii) whether such Member or any Member Associated Person intends to deliver a proxy statement and form of proxy to holders of at least the percentage of Series A Units entitled to vote required to elect such nominee or nominees (an affirmative statement of such intent, a “Nomination Solicitation Notice”); and (ix) a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Series A Units and clearly setting forth the proposed nominee as a candidate for the Series A Director’s seat to be filled.  All of the  information requirements set forth in this Section 5.3(e)(iii) shall be supplemented by such Member if any of the facts set forth in the notice change during the period between the date such notice is sent and the date of the meeting, not later than five days after the event giving rise to such change.  The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Series A Director.  The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if so determined, the defective nomination shall be disregarded.  ~~The amendment or repeal of this Section 5.3 or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Members holding Series A Units.~~

(iv)
If a Member, or a beneficial owner on whose behalf any such nomination is made, has provided the Company with a Nomination Solicitation Notice, as that term is defined in Section 5.3(e)(iii) above, such Member or beneficial owner must have delivered a proxy statement and form of proxy to the holders of at least the percentage of Series A Units entitled to vote required to approve such nomination and include in such materials the Nomination Solicitation Notice.

(v)
In addition, if the Board so requires, to be eligible to be a nominee for election or reelection as a Director of the Company, a Person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 5.3(e)(iii) above for Series A Director nominees) to the principal executive offices of the Company a written questionnaire with respect to the identity, background and qualification of such Person and the background of any other Person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Company upon written request) and a written representation and agreement (in the form provided by the Company upon written request) that such Person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any Person or entity as to how such Person, if elected as a Director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such Person’s ability to comply, if elected as a Director of the Company, with such Person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any Person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed in the questionnaire, and (C) in such Person’s individual capacity and on behalf of any Person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a Director of the Company, and will comply, with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and unit transfer/trading policies and guidelines of the Company.

(vi)	The amendment or repeal of this Section 5.3 or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Members holding Series A Units.

If Proposal 2 is approved at the 2014 Annual Meeting, the proposed changes to Section 5.3(e) set forth above will be incorporated into a Fourth Amended and Restated Operating Agreement which will be posted to our website at www.sireethanol.com in the Investor Relations section promptly after approval at the 2014 Annual Meeting.

Vote Required

Pursuant to Section 5.3(e) of the Operating Agreement, approval of the amendment and restatement of Section 5.3(e) of our Operating Agreement requires the affirmative vote of a majority of the Members holding Series A Units which means that the affirmative vote of a majority of the total number of Series A Units outstanding is required to approve this Proposal 2.   Because we need the affirmative vote of a majority of the outstanding Series A Units entitled to vote at this 2014 Annual Meeting, abstentions and broker non-votes will have the effect of a vote AGAINST the proposal.  If you mark contradictory choices on your proxy card (i.e. you vote both for and against Proposal 2), your vote will have the effect of a vote AGAINST Proposal 2.   If you fail to mark a vote on your proxy card, the proxies solicited by the Board will be voted FOR Proposal 2.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF SECTION 5.3(E) OF OUR OPERATING AGREEMENT

PROPOSAL 3
AMENDMENT AND RESTATEMENT OF SECTION 6.6 AND THE ADDITION OF A NEW SECTION 6.11
TO OUR OPERATING AGREEMENT

Our Board of Directors has determined that it is in the best interest of the Company and its members to amend and restate Section 6.6 of the Operating Agreement and to add a new Section 6.11 to our Operating Agreement to clarify and supplement the process for members to bring business before the annual meetings of members and submitting member proposals and to incorporate current best practices relating to member proposals into the Operating Agreement.  Our Board believes that the proposed amendments to Section 6.6 and the addition of the new Section 6.11 will accomplish the following:

1.      Clarify that business to be conducted at an annual meeting of members may only be brought before the meeting if the business or proposal has complied with the member proposal procedures set forth in the Operating Agreement.

2.      Add a new section which sets forth the procedures for members to submit proposals to be brought before the annual meeting of members.  Similar to the advance notice provisions for director nominations, the proposed amendments relating to member proposals require advance notice of any member proposal to be delivered or mailed to the Company not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding year’s annual meeting of members.  In addition, the procedures require disclosure of whether the member intends to deliver a proxy statement to members or conduct a proxy solicitation in support of the member’s proposal.

3.      Incorporate current best practices relating to advance notice provisions and procedures relating to member proposals.

4.      The proposed amendments relating to member proposals also makes it clear that the procedures set forth in the Operating Agreement do not affect the rights of any member to request the inclusion of a member proposal in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Our Board proposes to amend and restated Section 6.6 of the Operating Agreement as set forth below.   Language that is in bold is the language that our Board proposes to add to Section 6.6 and the language with the strikethrough our Board proposes to remove from Section 6.6.

6.6      Member Meetings.  Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the Person calling the meeting.  Members representing an aggregate of not less than thirty percent (30%) of the Membership Voting Interests may also in writing demand that the Directors call a meeting of the Members.  ~~Regular meetings~~ A regular meeting (or annual meeting) of the Members shall be held not less than once per Fiscal Year.  Only such business shall be conducted at an annual meeting of Members as shall have been brought before the meeting in accordance with the procedures set forth in Section 6.11 below. The presiding Officer of the annual meeting shall have the power and the duty, if the facts warrant, to determine that business proposed to be brought before the meeting has not been made in accordance with the procedures set forth in Section 6.11 below, and if so determined, the proposed business shall be disregarded.

Our Board proposes to add a new Section 6.11 to the Operating Agreement as set forth below.  All sections in Article XI of the Operating Agreement following the proposed new Section 6.11 would be renumbered accordingly.

6.11                      Order of Business.

(a)           At an annual meeting of the Members, only such business will be conducted or considered as is properly brought before the annual meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of the annual meeting (or any supplement thereto) given in accordance with Sections 6.9 and 6.10 of this Agreement, (ii) otherwise properly brought before the annual meeting by the presiding Officer or by or at the direction of a majority of the Directors, or (iii) otherwise properly requested to be brought before the annual meeting by a Member of the Company in accordance with Sections 6.11(b) and 6.11(c) below.

(b)           For business to be properly requested by a Member to be brought before an annual meeting (other than business relating to the nomination or election of Directors, which is governed exclusively by Section 5.3(e) of this Agreement), (i) the Member must be a Member of the Company of record at the time of the giving of the notice for such annual meeting provided for in accordance with this Agreement, (ii) the Member must be entitled to vote at such meeting, (iii) the Member must have given timely notice thereof in writing to the Company in accordance with the provisions of this Section 6.11(b), and (iv) if the Member, or the beneficial owner on whose behalf any business is brought before the meeting, has provided the Company with a Proposal Solicitation Notice, as that term is defined in this Section 6.11(c) below, such Member or beneficial owner must have delivered a proxy statement and form of proxy to the holders of at the least the percentage of Units entitled to vote required to approve such business that the Member proposes to bring before the annual meeting and included in such materials. To be timely, a Member’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 calendar days nor greater than 120 calendar days prior to the first anniversary of the date of the immediately preceding year’s annual meeting of Members; provided, however, that if the date of the annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the preceding year’s annual meeting, notice by the Member to be timely must be so delivered not later than the close of business on the later of (A) the 90th calendar day prior to such annual meeting and (B) the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. In no event shall the public disclosure of an adjournment of an annual meeting commence a new time period for the giving of a Member’s notice as described above.

(c)           A Member’s notice to the Company must set forth as to each matter the Member proposes to bring before the annual meeting (A) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (B) the name and address, as they appear on the Company’s books, of the Member proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (C) the class and series and number of Units that are owned beneficially and of record by the Member proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings among such Member and any other Person or Persons (including their names) in connection with the proposal of such business by such Member and any material interest of such Member in such business, (E) whether either such Member or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of Units entitled to vote required to approve the proposal (an affirmative statement of such intent, a “Proposal Solicitation Notice”), and (F) a representation that such Member intends to appear in Person or by proxy at the annual meeting to bring such business before the annual meeting. Notwithstanding the foregoing provisions of this Section 6.11 a Member must also comply with all applicable requirements of the Exchange Act with respect to matters set forth in this Section 6.11). Nothing in this Section 6.11 will be deemed to affect any rights of Members to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

If Proposal 2 is approved at the 2014 Annual Meeting, the proposed changes to Section 6.6 and the new Section 6.11 (with the following sections renumbered accordingly) set forth above will be incorporated into a Fourth Amended and

Restated Operating Agreement which will be posted to our website at www.sireethanol.com in the Investor Relations section promptly after approval at the 2014 Annual Meeting.

Vote Required

Pursuant to Section 8.1 of the Operating Agreement, approval of the amendment and restatement of Section 6.6 and the addition of the new Section 6.11 to our Operating Agreement requires the affirmative vote of a majority of the membership voting interests represented at a member meeting at which a quorum is present.  Therefore, if a quorum is present, the affirmative vote of members owning a majority of the units represented at this 2014 Annual Meeting (in person or by proxy) and entitled to vote on the matter will be required to approve Proposal 3.  If you mark contradictory choices on your proxy card (i.e. you vote both for and against Proposal 3), your vote will have the effect of a vote AGAINST Proposal 3.  Abstentions and broker non-votes will be included in the determination of whether a quorum is present; however, abstentions and broker non-votes will be counted as a vote AGAINST Proposal 3.   If you fail to mark a vote on your proxy card, the proxies solicited by the Board will be voted FOR Proposal 3.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF SECTION 6.6 OF OUR OPERATING AGREEMENT AND THE ADDITION OF A NEW SECTION 6.11.

PROPOSAL 4
CONDUCT AN ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are providing our members with the opportunity to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”).

As described more fully in the “Executive Compensation” section of this Proxy Statement, our compensation policies are designed to align our executives' compensation with both our business objectives and the interests of our members. We also seek to provide compensation policies that attract, motivate and retain key executives who are critical to our success. A significant portion of the compensation we provide to our executives is directly related to our financial performance and member value.

We urge our members to read the “Executive Compensation” section of this Proxy Statement for a more thorough discussion of our compensation philosophy, including the design and objectives of our elements of compensation. We also recommend that our members review the application of our compensation philosophy and the elements of compensation provided to each Named Executive Officer as reflected in the discussion and tables included in the “Executive Compensation” section of this Proxy Statement.

We believe that our compensation policies and procedures are reasonable based on the size and complexity of the Company and its operations and that our executive compensation policies are designed appropriately and are functioning as intended to produce long-term value for our members. Accordingly, we are asking our members to approve the overall application of our compensation policies to our Named Executive Officers through this advisory vote. The vote on this resolution is not intended to address any specific element of compensation, but rather the overall compensation of our Named Executive Officers and the policies and procedures described in this Proxy Statement.

For the reasons stated above, our Board recommends that members vote FOR the following advisory resolution at our 2014 Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the Proxy Statement for our 2014 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion, is hereby APPROVED.”

Advisory Vote

Members are not ultimately voting to approve or disapprove our Board’s recommendation. As this is an advisory vote, the outcome of the vote is not binding on us with respect to future executive compensation decisions, including those relating to our Named Executive Officers, or otherwise. The Corporate Governance/Compensation Committee and our

Board expect to take into account the outcome of the member advisory vote when considering future executive compensation decisions.

Vote Required

The affirmative vote of a majority of the units represented at the 2014 Annual Meeting and entitled to vote on the matter is required for the approval of the proposal. Because a majority of units entitled to vote on the matter is required to approve Proposal 4, abstentions will be treated as a vote against this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE ADVISORY VOTE ON EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 5
 CONDUCT AN ADVISORY VOTE ON FREQUENCY OF HOLDING FUTURE
ADVISORY VOTES ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are asking our members to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal 2 above should occur every year, every two years or every three years.

Although our Board recommended holding an advisory vote on executive compensation every three years in the proxy statement for the 2013 Annual Meeting of Members, after further review and consideration, our Board has determined that holding an advisory vote on executive compensation every year is the more appropriate policy for the Company at this time, and recommends that members vote for future advisory votes on executive compensation to occur every year.

While the Company’s executive compensation programs are designed to promote a long-term connection between pay and performance, our Board recognizes that executive compensation disclosures are made annually. Our Board has determined that holding an annual advisory vote on executive compensation provides the Company with more direct and immediate feedback from its members on our compensation disclosures.

Advisory Vote

Members are not ultimately voting to approve or disapprove our Board’s recommendation. As this is an advisory vote, the outcome of the vote is not binding on us. The Corporate Governance/Compensation Committee and our Board will carefully consider the outcome of the vote when making decisions regarding the frequency of future advisory votes on executive compensation. However, because this is an advisory vote, the Compensation Committee and our Board may in the future decide to conduct advisory votes on a more or less frequent basis than the alternative selected by our members based on factors such as discussions with members and the adoption of material changes to our compensation programs.

Vote Required

The affirmative vote of a majority of the units represented at the 2014 Annual Meeting and entitled to vote on the matter is required for the approval of the proposal. Because a majority of units entitled to vote on the matter is required to approve Proposal 5, abstentions will be treated as a vote against this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT MEMBERS VOTE FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION “EVERY YEAR”.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Leadership Structure

We are managed by a Chief Executive Officer who is separate from the Chairman of the Board. Brian T. Cahill is our General Manager/Chief Executive Officer, while Karol D. King is our Chairman of the Board. We have determined that the current separation of the two roles allow our Chief Executive Officer to manage our day to day operations while allowing our Chairman to focus on leading our Board in its duty to act in our best interests and that of the members.  We believe this leadership structure allows our Board to best focus on its oversight role and provide us a perspective that is independent from that of our management.  While we do not have a policy mandating the leadership structure aside from our Operating Agreement, our Board reserves the right to determine the appropriate leadership structure from time to time.

Board Role in Risk Oversight

Although management is responsible for the day-to-day management of risks to the Company, our Board provides broad oversight of the Company’s risk management programs. In this oversight role, our Board is responsible for satisfying itself that the risk management processes designed and implemented by the Company’s management are functioning and that the systems and processes in place will bring to its attention the material risks facing the Company in order to permit the Board to effectively oversee the management of these risks. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of our full Board in the risk oversight process allows our Board to assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for the Company. Our Board  regularly includes agenda items at its meetings relating to its risk oversight role and meets with various members of management on a range of topics, including corporate governance and regulatory obligations, operations and significant transactions, business continuity planning, succession planning, risk management, insurance, pending and threatened litigation and significant commercial disputes.

While our Board provides broad oversight of the Company’s risk management processes, various committees of the Board oversee risk management in their respective areas and regularly report on their activities to our entire Board.   Principally, the Risk Management Committee assists our Board in identifying and quantifying methods of mitigating or eliminating risk, principally those relating to commodity prices. In addition, the Audit Committee focuses on assessing and mitigating financial risk, including internal controls. The Corporate Governance/Compensation Committee also strives to create incentives that encourage a level of risk-taking behavior consistent with the Company’s business strategy.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing the Company and that our Board leadership structure provides appropriate checks and balances against undue risk taking.

Directors

Our Series A Directors are nominated by our Board, following consideration by our Board’s Nominating Committee, and then elected by our Series A Members.  The two Series B Directors and the Series C Director are appointed by Bunge North America, Inc. (“Bunge”) and ICM, Inc. (“ICM”), respectively, under the terms of our Operating Agreement.

The chart below lists the directors whose terms continue after the 2014 Annual Meeting and also includes the Series A Director nominee, Mr. Houser.  The directors listed below under “Independent Directors” meet the “independent director” standards applicable to companies listed on the NASDAQ Capital Market (though our units are not listed on any exchange or quotation system) (“Independent Directors”).  “Interested Directors” are those listed below who do not meet the “independent director” standards applicable to companies listed on the NASDAQ Capital Market (though our units are not listed on any exchange or quotation system).  The address for all directors is 10868 189th Street, Council Bluffs, Iowa 51503.  None of the directors listed below currently serve on the board of directors of any other company having a class of securities registered under Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, nor have any of our directors served as directors of an investment company registered under the Investment Company Act.  Under our Operating Agreement, the Series A Directors’ terms are staggered such that one director is up for election every year.

Independent Directors

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Karol D. King, 67	Series A Director and Chairman	Term expires 2017, Director since November, 2006
Corn, popcorn and soybean farmer near Mondamin, Iowa, since 1967; President, King Agri Sales, Inc. (marketer of chemicals, fertilizer and equipment) since 1995; President, Kelly Lane Trucking, LLC, since 2007.  Mr. King attended Iowa State University and has served on the

Harrison County Farm Bureau Board, the Iowa Corn Growers Board, the Iowa Corn Promotion Board, the US Feed Grains Council Board, the National Gasohol Commission, and the National Corn Growers Association Board.

Theodore V. Bauer, 61	Series A Director, Secretary and Treasurer	Term expires 2016, Director since March 2005; Officer since November 2006
Director, Secretary and Treasurer (since 2005) of the Company; President of Lake Anita Farms, LLC, which owns farmland in Cass County, Iowa, since 2012; Owner and operator of a farming operation near Audubon, Iowa since 1977; Co-Founder and Director from 2005 to 2007, Templeton Rye Spirits LLC; Director, Iowa Quality Producers Alliance, since 2003; Vice President, West Central Iowa Rural Water, from 2002 to 2007.  Mr. Bauer has an Ag Business degree from Iowa State University and is a graduate of the Texas A&M TEPAP program.

Hubert M. Houser, 71	Series A Director	Term expires 2014, Director since 2005
Lifetime owner of farm and cow-calf operation located near Carson, Iowa.  Mr. Houser has served in the Iowa Legislature since 1993, first in the House of Representatives and currently in the Senate.  Mr. Houser also served on the Pottawattamie County Board of Supervisors from 1979 to 1992, served as a director of the Riverbend Industrial Park, and was a founder of the Iowa Western Development Association and Golden Hills RC&D.

Michael K. Guttau, 67	Series A Director	Term expires 2015, Director since 2007
Council of Federal Home Loan Banks, Washington, D.C.: Chairman from 2008 to 2009; Federal Home Loan Bank of Des Moines: Chairman 2008-2012, Vice Chairman from 2004 to 2007, Chairman of Audit Committee from 2004 to 2006  and Chairman of Risk Management Committee 2007; since 1972, various positions with Treynor State Bank, currently CEO and Chairman of the Board; Superintendent of Banking, Iowa Division of Banking, from 1995 to 1999; Director, Iowa Bankers Association, Iowa Bankers Mortgage Corporation, Iowa Student Loan Liquidity Corp., Iowa Business Development Finance Corp. and Iowa Seed Capital Liquidation Corp.; President, Southwest Iowa Bank Administration Institute; Past Chairman, ABA Community Bankers from 1991 to 1992.  Mr. Guttau received his B.S., Farm Operation, from Iowa State University in 1969 and completed numerous U.S. Army education programs from 1969 to 1978.  Mr. Guttau is the 2010 recipient of the James Leach Bank Leadership Award.

Interested Directors

Name and Age	Position(s) Held with the Company	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years

Aaron A. Meyerle, 40‡	Series B Director	Since July 1, 2013
General Manager, EGT, LLC, an affiliate of Bunge North America, since November 2013.  Regional Manager, Bunge North America Oilseed Processing Division from March 2013 until November 2013.  Commercial Manager for the same division from August 2012 until March 2013.  Before joining Bunge North America, Mr. Meyerle served in various management positions with Archer Daniels Midland from September 2006 until August 2012.  Mr. Meyerle holds a Bachelor of Science in Business Administration degree from the University of Nebraska - Lincoln.

Matthew K. Gibson, 42‡	Series B Director and Vice Chairman	Since November 1, 2013
Vice-President and General Manager, Bunge North America Grain Division since October 2013.  Prior to this current role, Mr. Gibson served in various management and trading positions with Gavilon Grain from 2007 until October 2013. He holds a Bachelor of Science in Agricultural Economics from Texas Tech University.

Andrew J. Bulloch, 49‡	Series C Director	Since August 20, 2013
Chief Financial Officer of ICM since 2006.  Mr. Bulloch also serves as a board member for three other companies on behalf of ICM.  Prior to joining ICM, Mr. Bulloch spent six years in public accounting, where he served as a senior manager in the KPMG audit department. Mr. Bulloch has held various financial leadership positions with Thorn Americas (dba Rent-A-Center), Bombardier (Learjet division), Coleman and LSI Logic.  Mr. Bulloch is a certified public accountant (CPA), and a graduate of Kansas State University with a Bachelor's degree in Accounting and Finance. He is a member of the American Institute of Certified Public Accountants (AICPA).  In 2011, he received a CFO of the Year award for his accomplishments at ICM. The award is sponsored by the Wichita Business Journal.

______________________________________

† The Interested Directors’ terms do not have a specified number of years, as these directors are nominated by the Series B Member and the Series C Member, as discussed below under the section entitled “Certain Relationships and Related Transactions.”

‡ The information provided below under the section entitled “Certain Relationships and Related Transactions,” respecting the election of Messrs. Bulloch, Gibson and Meyerle as directors, is incorporated into this section by reference.

Former Directors

The following individuals are former Series B and Series C Directors that resigned during Fiscal 2013.  None of these individuals resigned due to any disagreement with the Company regarding any matter relating to the Company’s operations, policies or practices.  The resignation of each of these individuals resulted from their respective retirement or change of position with the appointing members, Bunge and ICM.  These individuals provided outstanding service to the Company and its members during their tenure as directors of the Company and their contributions are greatly appreciated.

Former Series B Directors

Eric L. Hakmiller served as a Series B Director from July 2009 until his resignation on November 20, 2012.  During his tenure as a Series B Director, Mr. Hakmiller served as Vice-President and General Manager, Bunge Biofuels, Bunge North America. Bunge Biofuels is involved in sourcing and supplying corn, selling DDGS in both domestic and export markets, selling biodiesel and marketing and trading ethanol.  Bunge Biofuels also manages the risk of these volatile commodities to decrease market risk both for its own account and its marketing partners.  Mr. Hakmiller received a Bachelor’s degree in economics from the University of Maine and a graduate degree from Loyola Marymount University.

Thomas J. Schmitt served as a Series B Director from July 2009 until his resignation on June 30, 2013.  With more than 32 years of agribusiness experience with Bunge, and in his capacity as Manager of Western Region, Bunge North America Oilseed Processing, Mr. Schmitt brought extensive experience to the Board in oversight of agribusiness facilities.  Mr. Schmitt’s responsibilities included management of the Bunge soy bean crush facility in Council Bluffs, located near the Facility.  This Bunge facility has an annual crush capacity of approximately 77 million bushels and is the largest soy bean crush facility in the United States.

C. Bailey Ragan served as a Series B Director from November, 2012 until his resignation on October 31, 2013.  Mr. Ragan had more than 31 years of agribusiness experience with Bunge North America as well as his past service as a Series B Director of the Company from 2006 until July 2009.   Mr.  Ragan managed soy bean crush facilities as well as grain operations for one of the largest agribusiness companies in the United States.  Mr. Ragan’s responsibilities included commodity risk management which is a critical function of SIRE’s Board and to which Mr. Ragan brought substantial experience.

Former Series C Director

Gregory P. Krissek served as a Series C Director from November 2006, until August 19, 2013. In his capacity as Director of Government Affairs for ICM, Mr. Krissek was intensely involved in public biofuels issues at the local, state and national level.  In addition to bringing this insight to the Board and service on the Board, Mr. Krissek served on the boards of six private ethanol companies and brought a broad view of ethanol plant operations to the Company.  Subsequent to his resignation from our Board, Mr. Krissek left ICM.

Director Qualifications

The table below discusses the experiences, qualifications and skills of each of our directors which led to the conclusion that they should serve as directors of the Company.

Director	Experiences, Qualifications and Skills

Series A Directors	Elected by Series A Unit Holders
Theodore V. Bauer
Mr. Bauer’s background as a farmer and agribusinessman, as well as his past service on a number of civic and corporate boards, including the Iowa Quality Producers Alliance, an organization devoted to value-added agriculture and rural economic development, are important factors qualifying Mr. Bauer as one of the Board’s Series A independent directors.

Michael K. Guttau
Mr. Guttau was recruited to serve as an independent Series A Board member and as the Audit Committee Financial expert given his background and experience as a banking executive and board member of a number of banking and civic organizations.  Mr. Guttau’s experience includes more than 30 years as a rural banker, providing a long-term view of agriculture and ag-related businesses.

Hubert M. Houser
Senator Houser brings to our Board more than 30 years of experience as a member of the Iowa legislature and the county board in which the Company is located.  During his career, Senator Houser has developed a reputation as a leader in rural economic development.  He provides significant assistance to our Board in the Company’s interaction with all levels of local and state government and also provides a long-term view of the further development of SIRE’s site and business.

Karol D. King
Mr. King, our Board’s Chairman and an independent director elected by Series A members, has a long career as a farmer and owner of a number of ag-related business.  In addition, Mr. King has held leadership positions in numerous local and national ag producer groups, in particular the Iowa and National Corn Growers Associations.  In these capacities he has participated in the development of the ethanol industry.

Series B Directors	Appointed by Bunge
Aaron A. Meyerle1
Mr. Meyerle has more than 17 years of experience in the agri-business industry, serving in various commodity trading and management roles. Currently, Mr. Meyerle is General Manager for EGT, LLC, Bunge's Export Grain Terminal, a Bunge joint venture.

Matthew K. Gibson2
Mr. Gibson has more than 18 years of experience in management and commodity trading roles in the grain industry.  Currently, Mr. Gibson is the Vice President and General Manager for Bunge North America's Grain Division.

Series C Directors	Appointed by ICM
Andrew J. Bulloch3
Mr. Bulloch is the Chief Financial Officer of ICM, a leader in the renewable fuel industry. He also serves as a board member for three other companies on behalf of ICM. Prior to joining ICM, Mr. Bulloch gained vast experience in multiple industries within the private and public accounting sectors. Mr. Bulloch is a certified public accountant (CPA) and a member of the American Institute of Certified Public Accountants (AICPA).

________________________
1	Bunge appointed Mr. Meyerle as one of our Series B Directors effective July 1, 2013 upon the resignation of Thomas J. Schmitt which was effective June 30, 2013.
2	Bunge appointed Mr. Gibson as one of our Series B Directors effective November 1, 2013 upon the resignation of C. Bailey Ragan which was effective October 31, 2013.

3	ICM appointed Mr. Bulloch as one of our Series B Directors effective August 20, 2013 upon the resignation of Gregory P. Krissek which was effective August 19, 2013.

Code of Ethics

The Company adopted a Code of Ethics that applies to its directors, executive officers and employees (including our principal executive officer, principal financial officer, controller and senior financial officers) effective January 16, 2009.  Our Board amended the Code of Ethics on October 19, 2012.   The Code of Ethics is available in the “Investor Relations” section of our website at www.sireethanol.com. We will disclose amendments to, or waivers of, certain provisions of our Code of Ethics relating to our principal executive officer, principal financial officer, controller or persons performing similar functions on our website promptly following the adoption of any such amendment or waiver.

Board Committees

Our Board has standing Audit, Corporate Governance/Compensation, Nominating, and Risk Management Committees.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which operates under a written charter (the “Audit Committee Charter”).  The following directors currently serve as members, and served as members during Fiscal 2013, of the Audit Committee:  Michael K. Guttau (Chair), Theodore V. Bauer and Karol D. King.  All of the members of the Audit Committee meet the “independent director” standards applicable to companies listed on the NASDAQ Capital Market (though our units are not listed on any exchange or quotation system).  Our Board has determined that Mr. Guttau is an “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K under the Exchange Act.  Among other things, the Audit Committee has the authority to appoint and supervise our independent registered public accounting firm and is primarily responsible for approving the services performed by our independent registered public accounting firm and for reviewing and evaluating our accounting principles and system of internal accounting controls.  A copy of the Audit Committee Charter is available on our website at www.sireethanol.com in the “Investor Relations” section.

Nominating Committee

The Nominating Committee operates under a written charter (the “Nominating Committee Charter”), which is available on our website at www.sireethanol.com  in the “Investor Relations” section.  Our Board amended the Nominating Committee Charter on November 15, 2013.  The Nominating Committee Charter provides that the Nominating Committee will identify individuals qualified to become Board members for election by our Series A Members, to recommend to our Board persons to fill Board vacancies or to stand for election by members and to recommend to our Board nominees for each Board committee, including a financial expert to serve on the Audit Committee.  The following directors currently serve as members, and served as members during Fiscal 2013, of the Nominating Committee: Hubert M. Houser (Chair), Theodore V. Bauer, Michael K. Guttau and Karol D. King, all of whom meet the “independent director” standards applicable to companies listed on the NASDAQ Capital Market (though our units are not listed on any exchange or quotation system).

The Nominating Committee believes that having directors with relevant experience in business and industry, government, finance and other areas is beneficial to our Board as a whole.  Directors with such backgrounds can provide a useful perspective on significant risks and competitive advantages and an understanding of the challenges the Company faces.  The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all directors or prospective nominees.

With respect to nominating existing directors, the Nominating Committee reviews relevant information available to it, including the latest Board evaluations for such persons, if any, and assesses their continued ability and willingness to serve as a director.  The Nominating Committee also assesses such persons’ contributions in light of the mix of skills and experience the Nominating Committee deems appropriate for our Board.  With respect to nominations of new directors, the Nominating Committee will conduct a thorough search to identify candidates based upon criteria the Nominating Committee deems appropriate and considering the mix of skills and experience necessary to complement existing Board members. Prospective nominees are not discriminated against on the basis of age, gender, race, religion, national origin, sexual orientation, disability or any other basis proscribed by law. The Nominating Committee then reviews selected candidates and makes a recommendation to our Board. The Nominating Committee may seek input from other Board members or senior management in identifying candidates.

The Nominating Committee Charter provides that the Nominating Committee will consider director candidates recommended by members the same way it evaluates other individuals for nomination as a new director, provided that member nominations for directors must be made in accordance with our Operating Agreement (see the section below entitled “Member Proposals for the 2015 Annual Meeting”).

Corporate Governance/Compensation Committee

The Corporate Governance/Compensation Committee operates under a written charter the (“Governance/ Compensation Committee Charter”) which is available on our website at www.sireethanol.com in the “Investor Relations” section.  Our Board amended the Corporate Governance/Compensation Committee Charter on November 15, 2013.  The Governance/Compensation Committee Charter provides that the Corporate Governance/Compensation Committee will annually review and approve our compensation programs for our directors, officers and managers.  The Corporate Governance/Compensation Committee Charter does not exclude from the Corporate Governance/Compensation Committee’s membership directors who also serve as officers or Interested Directors.  The Corporate Governance/Compensation Committee’s membership currently consists of Messrs. Bauer (Chair), Meyerle, and King.   Prior to the resignation of Mr. Schmitt on June 30, 2013, the Corporate Governance/Compensation Committee membership consisted of Messrs. Schmitt (Chair), Bauer and King.  As discussed above, Mr. Meyerle is considered an Interested Director.

Risk Management Committee

The Risk Management Committee operates under a written charter (the “Risk Management Committee Charter”) and makes recommendations to our Board relating to methods of effectively managing the Company’s physical assets, contractual commitments, seeking market opportunities and adding value to the Company’s operating facility.  The Risk Management Committee also assists our Board in identifying and quantifying methods of mitigating or eliminating risk, including those relating to commodity prices.  The current members of the Risk Management Committee are Messrs. Gibson (Chair), Bulloch, Guttau and Houser.  Prior to the resignation of Mr. Hakmiller on November 20, 2012, Mr. Hakmiller served as the Chair of the Risk Management Committee.  Upon Mr. Hakmiller’s resignation, Mr. Ragan served as Chair of the Risk Management Committee until his resignation on June 30, 2013.  The Risk Management Committee Charter provides that our Board may appoint members of management and consultants to serve on the Risk Management Committee as non-voting members.  Currently, Brian T. Cahill, our General Manager and Chief Executive Officer, serves on the Risk Management Committee as a non-voting member.

Board and Committee Meetings

During Fiscal 2013, our Board held 12 meetings.  In addition, the Audit Committee held 6 meetings, the Corporate Governance/Compensation Committee held 4 meetings, the Risk Management Committee held 12 meetings and the Nominating Committee held 2 meeting.  Each incumbent director attended 75% or more of the meetings of the Board and Board committees on which he served during Fiscal 2013.

COMPENSATION OF DIRECTORS

We do not provide our directors with any equity or equity option awards, nor any non-equity incentive payments or deferred compensation.  Similarly, we do not provide our directors with any other perquisites, “gross-ups,” defined contribution plans, consulting fees, life insurance premium payments or otherwise. Following a recommendation by the Corporate Governance/Compensation Committee and subsequent approval by our Board on March 18, 2011, we pay our directors the following amounts (collectively, the “Compensation Policy”): (i) each director receives an annual retainer of $12,000, (ii) each director receives $1,000 per scheduled Board meeting attended (whether in person or telephonic), and (iii) each director will receive $3,000 per Board meeting attended if the regular scheduled board meetings change to meetings on a quarterly basis  (whether in person or telephonic); provided that the foregoing amounts under items (i) – (iii) shall not exceed $24,000 per director in any calendar year.  Additionally, the following amounts are paid to directors for specified services: (i) the Chairman of the Board is paid $7,500 per year, (ii) the Chairman of the Audit Committee and Audit Committee Financial Expert is paid $5,000 per year, (iii) the Chairmen of all other Committees are paid $2,500 per year, and (iv) the Secretary of the Board is paid $2,500 per year.

Mr. Bauer serves as Secretary of the Board and he also serves as Secretary and Treasurer of the Company. Mr. Bauer is not separately compensated for his role as Secretary and Treasurer of the Company, other than the compensation received for his roles on our Board.

Independent Directors

The following table lists the compensation we paid in Fiscal 2013 to our Independent Directors.

Name	Fee Earned or Paid in Cash	All Other Compensation	Equity or Non- Equity Incentives	Total

Theodore V. Bauer	$27,125	$0	$0	$27,125
Hubert M. Houser	$26,500	$0	$0	$26,500
Karol D. King	$31,500	$0	$0	$31,500
Michael K. Guttau	$28,000	$0	$0	$28,000

Interested Directors

The following table lists the compensation we paid in Fiscal 2013 to our Interested Directors. The fees payable to the Interested Directors are paid directly to their corporate employers at such directors’ request, and the Interested Directors do not receive any compensation from us for their service as directors.

Name	Fee Earned or Paid in Cash	All Other Compensation	Equity or Non- Equity Incentives	Total

Eric L. Hakmiller1	$0	$0	$0	$0
C. Bailey Ragan2	$26,500	$0	$0	$26,500
Tom J. Schmitt3	$17,875	$0	$0	$17,875
Gregory P. Krissek4	$16,000	$0	$0	$16,000
Aaron A. Meyerle5	$5,000	$0	$0	$5,000
Andrew J. Bulloch6	$6,000	$0	$0	$6,000
Matthew K. Gibson7	$0	$0	$0	$0
_______________________________
1	Mr. Hakmiller resigned as a director effective November 20, 2012 and therefore no fees were paid to Mr. Hakmiller during Fiscal 2013.
2	Mr. Ragan resigned as a director effective October 31, 2013.
3	Mr. Schmitt resigned as a director effective June 30, 2013.
4	Mr. Krissek resigned as a director effective August 19, 2013.
5
Our Series B Member appointed Mr. Meyerle to replace Mr. Schmitt as one of the Series B Directors effective July 1, 2013 and therefore, the director fees received by Mr. Meyerle in Fiscal 2013 reflect less than full year-amounts.

6
Our Series C Member appointed Mr. Bulloch to replace Mr. Krissek as one of the Series B Directors effective August 20, 2013 and therefore, the director fees received by Mr. Bulloch in Fiscal 2013 reflect less than full year-amounts.

7
Our Series B Member appointed Mr. Gibson to replace Mr. Ragan as one of the Series B Directors effective November 1, 2013 and therefore, Mr. Gibson did not receive any director fees during Fiscal 2013.

EXECUTIVE COMPENSATION

Executive Officers and Key Employee

The table below lists all of our executive officers and one key employee, the plant manager.  The address for all of the individuals identified below is 10868 189th Street, Council Bluffs, Iowa 51503.  There are no arrangements or understandings between any of the Company’s executive officers and any other persons pursuant to which he or she was selected as an executive officer.  None of the individuals listed below currently serves on the board of directors of any other company having a class of securities registered under Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, nor have any of our officers served as directors of an investment company registered under the Investment Company Act.

Name and Age	Position(s) Held with the Company	Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian T. Cahill, 60	General Manager and Chief Executive Officer	Since September, 2009
Executive Vice President, Distillery Innovations Segment, MGP Ingredients, Inc. (“MGP”) (a public company, which provides services in the development, production and marketing of naturally-derived specialty ingredients and alcohol products) from 2007 to 2008; CFO/Vice President of Finance and Administration, MGP, from 2002 to 2007; General Manager, MGP, from 1992 to 2002.  Mr. Cahill received a Bachelor of Science in Accounting from Bradley

University and is a Certified Public Accountant.
Brett L. Frevert, 51	Chief Financial Officer	Since June, 2012
Managing Director of CFO Systems, LLC (“CFO Systems”), which he founded, since 2004. During that time he has served as CFO of several Midwestern companies, including SEC registrants and private companies, including ethanol and other renewable fuels companies. Prior to founding CFO Systems, Mr. Frevert was Chief Financial Officer of a regional real estate firm and also served as Interim Chief Financial Officer of First Data Europe. Mr. Frevert began his career with Deloitte & Touche, serving primarily SEC-registered clients in the food and insurance industries.

Dan Wych, 38	Plant Manager	Since April, 2008
Operations/Fermentation Coordinator, U.S. Bio Energy/VerSun Energy (a public company which produces ethanol and co-products from corn) from 2006 to 2008; Plant Manager, United Bio Energy (a company that provides services for ethanol plants) in 2006; Production Manager, Little Sioux Corn Processors (a company which produces ethanol and co-products from corn) from 2005 to 2006; Operations/Lab/Safety Manager, Quad County Corn Processors (a company which produces ethanol and co-products from corn) from 2000 to 2005.  Mr. Wych attended Iowa Lakes Community College and completed over 60+ credit hours within their Associated Arts Program.

Compensation of Executive Officers

Pursuant to the Governance/Compensation Charter, the Corporate Governance/Compensation Committee approves the compensation terms for our executive officers and all adjustments to the compensation terms. During the fiscal year ended September 30, 2010 (“Fiscal 2010”), the Corporate Governance/Compensation Committee engaged an independent compensation consultant (the “Consultant”) to evaluate the compensation of its executive officers in relation to other executive officers in comparable positions in the industry.

Additionally, during Fiscal 2010, the Corporate Governance/Compensation Committee met with the Consultant to develop a company-wide compensation philosophy based on comparable market data and the establishment of a management evaluation process.  Our compensation philosophy provides that the compensation of our senior executives is designed to achieve the following objectives: (i) align the interests of the executive officers and our unit holders; (ii) attract, retain and motivate high caliber executive officers; and (iii) pay for performance by linking a significant amount of executive compensation to individual contribution to selected metrics of our business plan.  The following are the main elements of compensation for our executive officers.

●	Base Salary: A portion of annual cash compensation is paid as base salary to provide a level of security and stability.

●
Annual Cash Incentive: We expect that a significant portion of the annual cash compensation paid to the executive officers will be directly related to the achievement of individual performance goals and contributions.  Awards were available for Fiscal 2013 and were paid to employees in November 2013.

●
Long-Term Incentive Compensation:  Our Board of Directors adopted an Equity Incentive Plan (the “Plan”) in June 2010 to allow any officer or employee of the Company to share in our value through the issuance, from time to time, of Equity Participation Units (“Equity Participation Units”) and/or Unit Appreciation Rights (“Unit Appreciation Right”).  Each award will be granted pursuant to an individual award agreement, which will set forth the number of units or rights granted, the book value of our Series A Units as of the grant date for purposes of valuing each Equity Participation Unit or Unit Appreciation Right, the fiscal year for which the Equity Participation Unit or Unit Appreciation Right is granted, and any In-Service Payment Date (as defined in the Plan).  The Corporate Governance/Compensation Committee is responsible for designing, reviewing and overseeing the administration of the Plan and all awards are recommended by the Corporate Governance/Compensation Committee and then approved by our Board.

●
Retirement and Welfare Benefits: We sponsor both a standard 401(k) and Roth 401(k) plan. To be eligible to participate, a new hire is eligible to participate beginning their start date. While eligible employees are given an option to enroll, those who do not choose either “yes” or “no” are automatically enrolled in the standard 401(k) plan at 3% withholding. Under the program, we match the first 3%, and ½ of the next 2%, of the employee’s contributions. Each participant picks his or her own investment strategy—either the planned grouping of investments or individually selected investments. We have implemented a basic benefits plan for all full time employees, including medical, dental, life insurance and disability coverage.

Agreements with Our Executive Officers

CEO Employment Agreement

On August 27, 2009, we entered into a letter agreement with Brian T. Cahill which summarizes the basic terms of his employment (the “CEO Employment Agreement”). Pursuant to the terms of the CEO Employment Agreement, Mr. Cahill’s initial annual calendar year base salary was $180,000 with future salary increases based on both Mr. Cahill’s individual performance and the Company’s performance and determined in accordance with our Board compensation policy.  Mr. Cahill’s calendar year base salary for 2013 was $205,000.  The CEO Employment Agreement also provides that Mr. Cahill is eligible to participate in our short-term and long-term incentive programs and provides Mr. Cahill with the use of a company car.

Subject to the terms of the Plan and the individual award agreement, the Corporate Governance/Compensation Committee recommended and our Board approved the award of 9.66 Equity Participation Units to Mr. Cahill on November 16, 2012 (Fiscal 2013). Mr. Cahill’s Fiscal 2013 Equity Participation Unit award will vest in full on November 16, 2015.

CFO Systems Letter Agreement

Effective June 22, 2012, we entered into a letter agreement with CFO Systems and Brett L. Frevert. Under the letter agreement CFO Systems will provide financial and consulting services to us at rates of $75 to $150 per hour depending on the level of expertise involved. The services will include providing Chief Financial Officer duties and other financial and accounting expertise on a time share basis. In connection with the letter agreement, Mr. Frevert agreed to serve as our Chief Financial Officer. We were charged $342,437 for the services provided by CFO Systems during Fiscal 2013, which included $74,450 for Mr. Frevert's services and $266,987 for controller and other professionals' services.

Summary Compensation Table

The following table provides all compensation paid to or earned by our Named Executive Officers in Fiscal 2013 and 2012.   The executive officers included in this “Summary Compensation Table” are collectively referred to as our “Named Executive Officers”.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards1 ($)	All Other Income	Total ($)

Brian T. Cahill, President and CEO	2013	$202,577	$39,200	$35,000	$15,5272	$292,304

	2012	$194,269	$40,000	$35,000	$ 17,2352	$286,504

Brett L. Frevert, Chief Financial Officer3	2013	--	--	--	$74,450	$74,450

	2012	--	--	--	$28,425	$28,425

1
Mr. Cahill was awarded 9.44 Equity Participation Units on November 21, 2011 (Fiscal 2012) valued at $3,708.33 per unit, the book value of our units, or $35,000 in the aggregate, as of the grant date and 9.66 Equity Participation Units on November 16, 2012 (Fiscal 2013) valued at $3,622.96 per unit, the book value of our units, or $35,000 in the aggregate, as of the grant date. No portion of the Equity Participation Units vest until the third anniversary of the grant date, subject to certain events which may result in accelerated vesting. Mr. Cahill receives no benefit from the Equity Participation Units until they vest and the amount shown does not correspond to the actual value that will be recognized by Mr. Cahill. As described in footnote 8 to the Company’s audited financial statements for the year ended September 30, 2012, the Equity Participation Units are valued at book value. The grant date fair value included in the Stock Awards column for the Equity Participation Units is based upon the probable outcome of the performance conditions as required by FASB ASC Topic 718 and assuming Mr. Cahill remains at the Company for the required three years.

2
The amount reflected includes income attributed to Mr. Cahill’s personal use of the Company-provided car in the amount of $9,971 and $11,636 for Fiscal 2013 and Fiscal 2012, respectively, and additional payments of $5,556 and $5,599, respectively, in respect of taxes incurred by Mr. Cahill for such personal use of the Company car.

3
Mr. Frevert serves as the Company’s principal financial officer and principal accounting officer.  Mr. Frevert did not begin serving as our Chief Financial Officer until June 2012; therefore, compensation information for Fiscal 2012 reflects less than full-year amounts.

Outstanding Equity Awards at Fiscal 2013 Year-End

The following table provides information concerning outstanding equity awards held by our Named Executive Officers as of September 30, 2013.  As disclosed above, Mr. Cahill was awarded Equity Participation Units under the Plan of which 5.11 units vested on December 17, 2013, 9.44 units will vest on November 24, 2014, and 9.66 units will vest on November 16, 2015.  Mr. Cahill receives no benefit from any of the Equity Participation Units until such time they are vested in 2013, 2014, and 2015.

Name and Principal Position	Date Granted	Vesting Date	Number of Unvested Units	Market Value of Unvested Units1

Brian T. Cahill, President and CEO	December 17, 2010	December 17, 2013	5.11	$18,514

	November 24, 2011	November 24, 2014	9.44	$34,201

	November 16, 2012	November 16, 2015	9.66	$35,000

1 The market value of Mr. Cahill’s unvested Equity Participation Units was calculated by multiplying the number of unvested Equity Participation Units by the book value of the Company’s Class A Units as of September 30, 2013. The aggregate market value of all of Mr. Cahill’s unvested Equity Participation Units as of September 30, 2013 was $87,715.

INDEPENDENT PUBLIC ACCOUNTANTS

Our Board voted in favor of the appointment of McGladrey, LLP (“McGladrey”) to serve as our independent public accounting firm (“independent auditor”) for the fiscal year ending September 30, 2014.  A representative of McGladrey is expected to be present at the 2014 Annual Meeting with an opportunity to make a statement, and will be available to respond to appropriate questions.

Independent Public Accountant Fees and Services

The following table presents fees paid for professional services rendered by, McGladrey, our independent auditor, during Fiscal 2013 and the fiscal year ended September 30, 2012 (“Fiscal 2012”):

Fee Category	Fiscal 2013 Fees	Fiscal 2012 Fees

Audit Fees	$127,500	$155,638

Audit-Related Fees	$0	$0

Tax Fees	$59,251	$31,435

All Other Fees	$5,000	$15,000

Total Fees	$191,751	$202,073

Audit Fees are for professional services rendered by McGladrey LLP (“McGladrey”) for the audit of the Company’s annual financial statements, review of the interim financial statements included in quarterly reports and services that are normally provided by McGladrey in connection with statutory and regulatory filings or engagements, including review of SEC registration statements and related correspondence.

Audit-Related Fees are for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services include accounting, consultations in connection with acquisitions, consultations concerning financial accounting and reporting standards.  We did not pay any fees for such services in Fiscal 2013 or 2012.

Tax Fees are for professional services rendered by McGladrey, for tax compliance, tax advice and tax planning and include preparation of federal and state income tax returns, and other tax research, consultation, correspondence and advice.

All Other Fees are for services other than the services reported above.

The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of McGladrey.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent auditor.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis.

REPORT OF THE AUDIT COMMITTEE

Members should be aware that under Securities and Exchange Commission rules, the following report issued by the Audit Committee relating to certain of its activities during Fiscal 2013 is not considered “filed” with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is not incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934 or the Securities Act of 1933, unless specifically referenced.

The Audit Committee has reviewed and discussed the audited financial statements for Fiscal 2013 with management and discussed other matters related to the audit with the independent auditor.  Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.  The Audit Committee met with the independent auditor, with and without management present, and discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).  The independent auditor also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditor the firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent auditor, and the Audit Committee’s review of representations of management and the report of the independent auditor to the Audit Committee, the Audit Committee recommended that our Board include the audited financial statements in our Annual Report on Form 10-K for Fiscal 2013.

AUDIT COMMITTEE: Michael K. Guttau, Chair Theodore V. Bauer Karol D. King

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Bunge

On November 1, 2006, in consideration of its agreement to invest $20,004,000 in the Company, Bunge purchased the only issued and outstanding Series B Units under an arrangement whereby: (i) we would enter into various agreements with Bunge or its affiliates discussed below for management, marketing and other services, and (ii) Bunge has the right to elect a number of Series B Directors which are proportionate to the number of Series B Units owned by Bunge, as compared to all units.    Bunge currently has the right to appoint two (2) Series B Directors.   Aaron A. Meyerle and Matthew K. Gibson are the current Series B Directors appointed by Bunge.

Under our Operating Agreement we may not, without Bunge’s approval (i) issue additional Series B Units, (ii) create any additional series of units with rights which are superior to the Series B Units, (iii) modify our Operating Agreement to adversely impact the rights of Series B Unit holders, (iv) change its status from one which is managed by managers, or vice versa, (v) repurchase or redeem any Series B Units, (vi) take any action which would cause a bankruptcy, or (vii) approve a transfer of units allowing the transferee to hold more than 17% of the Company’s units or to a transferee which is a direct competitor of Bunge.  In addition, our Operating Agreement also grants Bunge as a Series B Member and as a Series U Member (if Bunge is issued any Series U Units pursuant to the Bunge Note described below) the right to purchase its pro-rata share of any securities we issue.

Bunge N.A. Holdings, Inc. (“Holdings”), an affiliate of Bunge, extended credit to the Company under a subordinated convertible term note, originally dated August 26, 2009 which was assigned by Holdings to Bunge effective September 28, 2012 (the “Bunge Note”). The Bunge Note is due on August 31, 2014 and repayment is subordinated to our Credit Agreement with AgStar Financial Services, PCA and a group of lenders (the “Credit Agreement”). The Bunge Note is convertible into Series U Units, at the option of Bunge, at the price of $3,000 per unit.  Interest accrues at the rate of 7.5% over six-month LIBOR.  Principal and interest may be paid only after payment in full under the Credit Agreement.  As of September 30, 2013 and 2012, there was $36,765,265 and $33,922,334, respectively, outstanding under the Bunge Note and $491,957 and $473,162 of accrued interest (included in accrued expenses, related parties) due to Bunge, respectively.

We entered into a revolving note with Holdings dated August 26, 2009, providing for a maximum of $10,000,000 in revolving credit (the “Bunge Revolving Note”) which Holdings assigned to Bunge effective September 28, 2012. Bunge has a commitment, subject to certain conditions, to advance up to $3,750,000 at our request under the Bunge Revolving Note; amounts in excess of $3,750,000 may be advanced by Bunge in its discretion.  Interest accrues at the rate of 7.5% over six-month LIBOR.  While repayment of the Bunge Revolving Note is subordinated to the Credit Agreement, we may make payments on the Bunge Revolving Note so long as we are in compliance with our borrowing base covenant and there is not a payment default under the Credit Agreement. The balance under the Bunge Revolving Note, as of September 30, 2013 and 2012, was $5,000,000 and $3,750,000, respectively.

The Bunge Note and Bunge Revolving Note mature on August 31, 2014, at which time any principal amounts outstanding are due and, in accordance with GAAP, all outstanding amounts under the Bunge Note and Bunge Revolving Note are classified as current maturity in the financial statements.  The Company is currently in discussions with various lenders, including Bunge, to refinance all of its existing indebtedness or obtain new credit facilities.  The Company anticipates closing on any refinancing or new facilities prior to the maturation of the Bunge Note and Bunge Revolving Note.

On August 26, 2009, in connection with the original issuance of the Bunge Note to the Company, we also executed a Bunge Agreement—Equity Matters (the “Bunge Equity Agreement”), which was subsequently amended on June 17, 2010 and then assigned by Holdings to Bunge effective September 28, 2012. The Bunge Equity Agreement provides that (i) Bunge has preemptive rights to purchase new securities in the Company, and (ii) we are required to redeem any Series U Units held by Bunge with 76% of the proceeds received by the Company from the issuance of equity or debt securities.

We entered into a Distillers Grain Purchase Agreement dated October 13, 2006, as amended (“DG Agreement”) with Bunge, under which Bunge is obligated to purchase from us and we are obligated to sell to Bunge all distillers grains produced at our facility. If we find another purchaser for distillers grains offering a better price for the same grade, quality, quantity, and delivery period, we can ask Bunge to either market directly to the other purchaser or market to another purchaser on the same terms and pricing. The DG Agreement continues through February 2019 and then automatically renews for successive three-year terms unless one party provides the other party with notice of election to not renew 180 days or more prior to expiration. Under the DG Agreement, Bunge pays us a purchase price equal to the sales price minus the marketing fee and transportation costs. The sales price is the price received by Bunge in a contract consistent with the DG Marketing Policy or the spot price agreed to between Bunge and the Company. Bunge receives a marketing fee consisting of a percentage of the net sales price, subject to a minimum yearly payment of $150,000. Net sales price is the sales price less the transportation costs and rail lease charges.  We expensed $2,350,712 and $2,258,148 in fees during Fiscal 2013 and Fiscal 2012.

Bunge is the exclusive purchaser of our ethanol pursuant to an Ethanol Purchase Agreement which expires August 31, 2014 (the “Ethanol Agreement”).  Bunge markets our ethanol in national, regional and local markets.  The Ethanol Agreement automatically renews for successive three-year terms unless one party provides the other notice of their election to terminate 180 days prior to the end of the term. Under the Ethanol Agreement, we sell to Bunge all of the ethanol produced at our facility, and Bunge purchases the same, up to the Facility’s nameplate capacity.  We pay Bunge a per-gallon fee for ethanol bought and sold by Bunge under the Ethanol Agreement subject to a minimum annual fee of $750,000 and adjustments according to specified indexes after three years. We incurred expenses of $1,442,390 and $1,717,529 during the twelve months ended September 30, 2013 and 2012, respectively, under the Ethanol Agreement.

We are a party to a Grain Feedstock Supply Agreement (the “Supply Agreement”) dated December 15, 2008 with Bunge.   Under the Supply Agreement, Bunge provides us with all of the corn we need to operate our ethanol plant, and we agreed to only purchase corn from Bunge.  Bunge provides grain originators who work at our facility for purposes of fulfilling its obligations under the Supply Agreement.  We pay Bunge a per-bushel fee for corn procured by Bunge for the Company under the Supply Agreement, subject to a minimum annual fee of $675,000 and adjustments according to specified indexes after three years.  The term of the Supply Agreement is ten years, subject to earlier termination upon specified events. The annual expenses were $1,191,765 and $1,310,366 for the fiscal years ended September 30, 2013 and 2012, respectively.

Under a Risk Management Services Agreement effective January 1, 2009, Bunge agreed to provide us with assistance in managing our commodity price risks for a quarterly fee of $75,000.  The agreement had an initial term of three years and automatically renews for successive three-year terms, unless one party provides the other notice of their election to terminate 180 days prior to the end of the then-current term.   Expenses under the Risk Management Services Agreement for the periods ended September 30, 2013 and 2012 were $300,000.

On June 26, 2009, we entered into a Railcar Agreement with Bunge for the lease of 325 ethanol cars and 300 hopper cars which are used for the delivery and marketing of ethanol and distillers grains.  Under the Railcar Agreement, we lease railcars for terms lasting 120 months and continuing on a month to month basis thereafter.  The Railcar Agreement will terminate upon the expiration of all railcar leases.  Pursuant to the terms of a side letter to the Railcar Agreement, we sublease cars back to Bunge from time to time when the cars are not in use in our operations.  Expenses under this agreement for the twelve months ended September 30, 2013 and 2012 were $5,398,107 and $5,414,296, respectively. We had a sublease agreement for 100 hopper cars that we leased back to Bunge which expired on September 14, 2013.  We have a new sublease for 200 hopper cars with Bunge that expires September 14, 2014. As the sublease rates were less than the original lease rate, a loss was recorded at inception of the sublease and is being accreted to rent expense over the life of the sublease. Upon expiration of the sublease, we will continue to work with Bunge to determine the need for ethanol and hopper cars in light of the current market conditions, and the expected conditions in 2014.  We believe we will be able to fully utilize our fleet of hopper cars in the future, to allow us to cost-effectively ship DG to distant markets, primarily the export markets.

On November 12, 2010, we entered into a Corn Oil Agency Agreement with Bunge to market our corn oil (the “Corn Oil Agency Agreement”).  The Corn Oil Agency Agreement has an initial term of three years and will automatically renew for successive three-year terms unless one party provides the other notice of their election to terminate 180 days prior to the end of the term.  Expenses under this agreement for the twelve months ended September 30, 2013 and 2012 were $177,440 and $201,068, respectively.

ICM

On November 1, 2006, in consideration of its agreement to invest $6,000,000 in the Company, ICM became the sole Series C Member. As part of ICM’s agreement to invest in Series C Units, our Operating Agreement provides that we will not, without ICM’s approval (i) issue additional Series C Units, (ii) create any additional series of units with rights senior to the Series C Units, (iii) modify our Operating Agreement to adversely impact the rights of Series C Unit holders, or (iv) repurchase or redeem any Series C Units. Additionally, ICM, as the sole Series C Unit owner, is afforded the right to elect one Series C Director to our Board so long as ICM remains a Series C Member. Andrew J. Bulloch is the current Series C Director appointed by ICM.

On June 17, 2010, ICM extended us credit pursuant to subordinated convertible term note (the “ICM Term Note”) in the amount of $9,970,000, which is convertible at the option of ICM into Series C Units at a conversion price of $3,000 per unit. As of September 30, 2013 and 2012, there was $12,671,481 and $11,691,666, respectively, outstanding under the ICM Term Note, and $169,557 and $163,068 of accrued interest due (included in accrued expense, related party) to ICM, respectively.  Interest on the note accrues monthly and is added to the note principal on February 1 and August 1 each year.

To induce ICM to agree to the ICM Term Note, we entered into an equity agreement with ICM (the “ICM Equity Agreement”) on June 17, 2010, whereby ICM (i) retains preemptive rights to purchase new securities in the Company, and (ii) receives 24% of the proceeds received by the Company from the issuance of equity or debt securities.

On July 13, 2010, we entered into a Joint Defense Agreement (the “Joint Defense Agreement”) with ICM, which contemplates that we may purchase from ICM one or more tricanter centrifuges (the “Centrifuges“).  Because such equipment has been the subject of certain legal actions regarding potential patent infringement, the Joint Defense Agreement provides that: (i) that the parties may, but are not obligated to, share information and materials that are relevant to the common prosecution and/or defense of any such patent litigation regarding the Centrifuges (the “Joint Defense Materials”), (ii) that any such shared Joint Defense Materials will be and remain confidential, privileged and protected (unless such Joint Defense Materials cease to be privileged, protected or confidential through no violation of the Joint Defense Agreement), (iii) upon receipt of a request or demand for disclosure of Joint Defense Material to a third party, the party receiving such request or demand will consult with the party that provided the Joint Defense Materials and if the party that supplied the Joint Defense Materials does not consent to such disclosure then the other party will seek to protect any disclosure of such materials, (iv) that neither party will disclose Joint Defense Materials to a third party without a court order or the consent of the party who initially supplied the Joint Defense Materials, (v) that access to Joint Defense Materials will be restricted to each party’s outside attorneys, in-house counsel, and retained consultants, (vi) that Joint Defense Materials will be stored in secured areas and will be used only to assist in prosecution and defense of the patent litigation and (vii) if there is a dispute between us and ICM, then each party waives its right to claim that the other party’s legal counsel should be disqualified by reason of this the Joint Defense Agreement or receipt of Joint Defense Materials.  The Joint Defense Agreement will terminate the earlier to occur of (x) upon final resolution of all patent litigation and (y) a party providing ten (10) days advance written notice to the other party of its intent to withdraw from the Joint Defense Agreement.  No payments have been made by either party under the Joint Defense Agreement.

Review and Approval of Related Person Transactions

In October 2012, our Board adopted a Related Party Policy which formalized into a written policy certain practices and procedures historically followed by our Board relating to the approval of any transaction, arrangement or series of similar transactions, arrangements or relations, including indebtedness or guarantees of indebtedness, with related parties.  Related persons include our directors or executive officers and their respective immediate family members and 5% beneficial owners of our units. Pursuant to the terms of the policy, the Corporate Governance/Compensation Committee must review the material facts of any related party transaction and approve such transaction.

The Company complied with the informal practices and procedures relating to the approval of related party transactions reflected in the Related Party Policy in connection with the approval of each of the related party transactions discussed in the section above entitled “Certain Relationships and Related Transactions.”

MEMBER PROPOSALS AND DIRECTOR NOMINATIONS
FOR THE 2015 ANNUAL MEETING

Member Proposals to be Considered for Inclusion in the Company’s 2015 Proxy Statement

Under the rules of the SEC, including Rule 14a-8 of the Exchange Act, any member proposal to be considered by the Company for inclusion in the proxy materials for the 2015 Annual Meeting of Members, which we presently plan to hold in March 2015, must be received by the Secretary of the Company, 10868 189th Street, Council Bluffs, Iowa 51503, no later than one-hundred and twenty (120) days prior to when we mailed the proxy materials for the preceding year’s annual meeting. Accordingly, we determined that members must submit proposals related to the 2015 Annual Meeting of Members to the Company by October 4, 2014. Proposals submitted later than October 4, 2014 will be considered untimely and will not be included in the Company’s proxy statement for the 2015 Annual Meeting of Members.

In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, which lists the requirements for inclusion of member proposals in company-sponsored proxy materials. The Corporate Governance/Compensation Committee will review proposals submitted by members for inclusion at our next annual meeting of members and will make recommendations to our Board on an appropriate response to such proposals.

Requirements for Member Proposals to be Brought Before the 2015 Annual Meeting of Members

Pursuant to Rule 14a-4(c) under the Exchange Act, if the Company does not receive advance notice of a member proposal to be brought before its next annual meeting of members in accordance with the requirements of its operating agreement or other governing documents, the proxies solicited by the Company may confer discretionary voting authority to vote proxies on the member proposal without any discussion of the matter in the proxy statement.  The proposed amendments to our Operating Agreement discussed in Proposal 3 above propose the adoption of advance notice requirements applicable to member proposals.

The proposed amendments provide that written notice of a member proposal that a member intends to present at the next annual meeting, but does not intend to have included in the proxy statement and form of proxy related to such meeting, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 90 calendar days nor greater than 120 calendar days prior to the first anniversary of the date of the immediately preceding year’s annual meeting of members.

As to each matter the member proposes to bring before the 2015 Annual Meeting of Members, the member’s notice must set forth: (i) a brief description of the business desired to be brought before the 2015 Annual Meeting of Members and the reasons for conducting such business at such annual meeting, (ii) the name and address, as they appear on the Company’s books, of the member proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of units of the Company which are owned beneficially and of record by the member and the beneficial owner, if any, on whose behalf the proposal is made, (iv) a description of all arrangements or understandings among such member and any other person or persons (including their names) in connection with the proposal of such business by such member and any material interest of such member in such business, (v) whether either such member or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of units of the Company entitled to vote required to approve the proposal, and (vi) a representation that such member intends to appear in person or by proxy at the annual meeting to bring such business before the annual meeting.  Our Operating Agreement also provides that the presiding officer at an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the annual meeting and, if he should so determine, such business shall not be transacted.

If the proposed amendments set forth under Proposal 3 above are approved by our members, the advance notice and other requirements applicable to member proposals discussed above will apply to all member proposals in connection with the 2015 Annual Meeting of Members and will require members to submit notice of any member proposals to the Company between November 21, 2014 and December 21, 2014.

In addition, in the event a member wishes to propose any other matter for consideration at a meeting of the members, under our Operating Agreement, members representing an aggregate of not less than thirty percent (30%) of all of the units may demand that our Board call a special meeting of members.

A copy of our Operating Agreement will be furnished to members without charge upon written request to the Secretary of the Company.

Series A Director Nominations

Pursuant to our Operating Agreement, Series A members entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if the member complies with the advance notice provisions and other requirements set forth in Section 5.3(e) of our Operating Agreement.  A copy of our Operating Agreement will be furnished to members without charge upon written request to the Secretary of the Company.

Proposed Amendments to Series A Director Nomination Process

The proposed amendments to our Operating Agreement discussed in Proposal 2 above propose modifications to the requirements and process applicable to member director nominations.   The proposed amendments provide that written notice of a member proposal that a member intends to present at the next annual meeting, but does not intend to have included in the proxy statement and form of proxy related to such meeting, must be delivered to, or mailed and received at, the Company’s principal executive offices not less than 90 calendar days nor greater than 120 calendar days prior to the first anniversary of the date of the immediately preceding year’s annual meeting of members.

Each such notice shall set forth or include: (i) the name and address of the member who intends to make the nomination and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) a representation that the member is a holder of record of Series A Units entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, address and principal occupation/employment of each nominee, (iv) the class and number of units owned beneficially and of record by the member giving notice and by the beneficial owner, if any, on whose behalf the nomination is made; (v) a description of all arrangements or understandings between or among the member, the beneficial owner on whose behalf the notice is given and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the member; (vi) such other information regarding each nominee proposed by such member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by our Board; (vii) the consent of each nominee to serve as a director of the Company if so elected; and (viii) whether the member, or the beneficial owner on whose behalf the nomination is made, intends to deliver a proxy statement and form of proxy to holders of at least the percentage of our Series A Units entitled to vote required to elect the nominee(s), and (ix) a nominating petition signed and dated by holders of at least five percent (5%) of the then outstanding Series A  Units and clearly setting forth the proposed nominee as a candidate for the Series A Director’s seat to be filled.

In addition to the name and address of the member making the nomination, as they appear on the Company’s books, the notice must also include the name and principal business address of all (A) persons controlling, directly or indirectly, or acting in concert with, such member, (B) beneficial owners of units of the Company owned of record or beneficially by such member (with the term “beneficial ownership” as used herein to have the meaning given to that term in Rule 13d-3 under the Securities Exchange Act (the “Exchange Act”)) and (C) persons controlling, controlled by, or under common control with, any person specified in the foregoing clause (A) or (B) (with the term “control” as used herein to have the meaning given to that term in Rule 405 under the Securities Act of 1933, as amended) (any such person or beneficial owners set forth in the foregoing clauses (A), (B) and (C) shall be a “Member Associated Person” for purposes of our Section 5.3(e) of our Operating Agreement).

If the Board so requires, to be eligible to be a nominee for election or re-election as a director of the Company, a person must deliver (in accordance with the time periods prescribed for delivery of notice) to the Secretary at the principal executive offices of the Company, a written questionnaire with respect to the identity, background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the  Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed in the questionnaire, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply, with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and unit transfer/ trading policies and guidelines of the Company.

If the proposed amendments set forth under Proposal 4 above are approved by our members, the advance notice and other requirements applicable to member proposals discussed above will apply to all director nominations in connection with the 2015 Annual Meeting of Members and will require members to submit director nominations to the Company between November 21, 2014 and December 21, 2014.

Current Series A Director Nomination Process

Under our current Operating Agreement, members may nominate persons for election as directors of the same series, but in the case of Series A Directors, Series A Members must notify the Secretary of the Company in writing not less than 120 days prior to the one year anniversary of the date on which we first mailed our proxy materials for the prior year’s annual meeting.  If Proposal 2 is not approved by our members at the 2014 Annual Meeting, the current provisions of Section 5.3(e) shall remain in effect and members desiring to nominate a director for election at the 2015 Annual Meeting of Members must give written notice of the nomination to the Secretary of the Company not later than October 4, 2014.  Members’ nomination notices must contain the specific information set forth in Section 5.3(e) of our Operating Agreement.

MEMBER COMMUNICATIONS

Any member wishing to communicate with any of our directors regarding matters related to the Company may provide correspondence to the respective director in care of the Secretary, Southwest Iowa Renewable Energy, LLC, 10868 189th Street, Council Bluffs, IA 51503. The Chairman of the Corporate Governance/Compensation Committee will review and determine the appropriate response to questions from the members, including whether to forward communications to individual directors.  The Independent Directors review and approve the member communication process periodically to ensure effective communication with members.

OTHER BUSINESS

Our Board knows of no other business to be presented for action at the 2014 Annual Meeting.  If any matters do come before the 2014 Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the 2014 Annual Meeting.

EXPENSES OF SOLICITATION OF PROXIES

In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and other employees of the Company, who will not receive additional compensation for such services.  The Company may also retain the services of an independent third party to perform proxy solicitation services on behalf of the Company.  If retained, the Company does not expect the cost for such services to be material.  The Company will bear the expense of this solicitation of proxies, including the preparation, assembly, printing and mailing of the Internet Availability Notice, this Proxy Statement, the proxy card and any additional solicitation material that the Company may provide to members. The Company has not employed any third party to solicit proxies for the 2014 Annual Meeting.

PERIODIC REPORTS

Our financial statements and related financial information required to be provided to members in connection with this Proxy Statement are contained in our Annual Report on Form 10-K for Fiscal 2013 (the “2013 Form 10-K”), which was filed with the SEC on November 19, 2013.  The 2013 Form 10-K is included in the Annual Report, which accompanies this Proxy Statement, both of which are available on the our website at www.sireethanol.com at the “Investor Relations” section, but these documents are not deemed a part of the proxy soliciting materials.  Members may request paper copies of the Annual Report itself, the 2013 Form 10-K, this Proxy Statement and the proxy card by sending an e-mail to Betty Harmsen at proxy@sireethanol.com, calling (877) 776-5999, or by downloading a copy at www.sireethanol.com.  Such requests must set forth a good faith representation that the requesting party was either a holder of record or a beneficial owner of units of the Company on January 18, 2013.  Members may make a request for all future meetings or only for the 2014 Annual Meeting.  A copy of the exhibits to the 2013 Form 10-K will be mailed to members free of charge upon request to Southwest Iowa Renewable Energy, LLC, 10868 189th Street, Council Bluffs, Iowa 51503, or by calling (877) 776-5999.

By Order of the Board of Directors

/s/ Theodore V. Bauer
Theodore V. Bauer,
Secretary

Council Bluffs, Iowa
January 28, 2014

Southwest Iowa Renewable Energy, LLC
Proxy Solicited on Behalf of the Board of Directors
for Annual Meeting of Members
March 21, 2014

The undersigned hereby appoints Karol D. King and Michael K. Guttau and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the units of SOUTHWEST IOWA RENEWABLE ENERGY, LLC (the “Company”) held of record by the undersigned on January 20, 2014, at the Annual Meeting of Members of the Company to be held on March 21, 2014 and any adjournment(s) thereof (the “2014 Annual Meeting”).

The proxy when properly executed will be voted as directed by the undersigned member.  If no direction is made, this proxy will be voted “FOR” the Series A Director nominee, “FOR” proposal 2, “FOR” proposal 3, “FOR” proposal 4 and for “EVERY YEAR” for proposal 5. The proxies, in their discretion, are further authorized to vote (a) on matters which the Board of Directors did not know would be presented at the 2014 Annual Meeting within the time period specified in the Company’s Third Amended and Restated Operating Agreement; and (b) on other matters which may properly come before the 2014 Annual Meeting and any adjournments or postponements thereof.

(continued, and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

1.	Elect one Series A Director to serve until the 2018 Annual Meeting of Members or until his successor shall be elected and qualified.

	Director Nominee:	FOR Nominee	WITHHOLD Authority For Nominee

	01 Hubert M. Houser	☐	☐

2.
Amend and restate Section 5.3(e) of our Operating Agreement to supplement and clarify the nomination process for directors of the
Company and the requirements of members making director
nominations and to incorporate current best practices relating to director nominations into our Operating Agreement.
		FOR ☐	AGAINST ☐	ABSTAIN ☐

3.
Amend and restate Section 6.6 of our Operating Agreement and add a new Section 6.11 to our Operating Agreement to clarify and supplement the process for members to bring business before the annual meetings of members and submitting member proposals and to incorporate current best practices relating to member proposals into our Operating
Agreement.
		FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Conduct an advisory vote on executive compensation.	FOR ☐	FOR ☐	ABSTAIN ☐

5.	Conduct an advisory vote on the frequency of holding future advisory votes on executive compensation.	EVERY YEAR ☐	2 YEARS ☐	3 YEARS ☐	ABSTAIN ☐

6.	Transact such other business that may properly come before the meeting and any adjournment thereof.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SERIES A DIRECTOR NOMINEE, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4 AND FOR “EVERY YEAR” ON PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN THIS PROXY as soon as possible to Southwest Iowa Renewable Energy, LLC, 10868 189th Street, Council Bluffs, Iowa 51503.
Signature _____________________________ Title _________________________________ Print _________________________________ Address of Unit Holder: City, State, Zip	*Signature __________________________ Title _______________________________ Print _______________________________ Address of Unit Holder: City, State, Zip	Date _______________

Please sign your name exactly as it appears on the unit certificate.  If signing for estates, trusts, corporations or partnerships, title or capacity should be stated.
*If units are held jointly, each holder should sign.